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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    Form 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



March 4, 1999
Date of Report

(Earliest Reported
Event is December 22, 1998)

                           PHP HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

                          Commission File No. 0-16235


              Delaware                                   54-1023168
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or jurisdiction)

11440 Commerce Park Drive
   Reston, Virginia                                        20191
(Address of principal                                    (Zip Code)
   executive offices)


                                 (703) 758-3600
              Registrant's telephone number, including area code:

_________________________________________________________________________
(Former names or former address, if changed since last report)



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Item 5.  Other Events
---------------------

As previously reported by PHP Healthcare Corporation (the "Company" or "PHP"), on November 19, 1998, the Company filed in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Bankruptcy Case No. 98-2608(JJF), a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. In accordance with its Chapter 11 reporting obligations, the Company filed its monthly operating report (the "Monthly Report") with the
Office of the U.S. Trustee and the Bankruptcy Court on February 17, 1999.   The
Monthly Report is attached with this Current Report on Form 8-K as Exhibit 99.1

On December 22, 1998, PHP reported that it had completed the previously announced sale of its 70% ownership interest in Virginia Chartered Health Plan, Inc. to UHS Managed Care, Inc. The proceeds of the sale will be placed in an escrow account and distributed as ordered by the Bankruptcy Court. On December 22, 1998, the Company disseminated the press release filed with this Current Report on Form 8-K as Exhibit 99.2.

On January 13, 1999, the Company announced that no discussions regarding the sale of the stock of the Company have been or are currently being conducted between PHP and IQ Holdings, a corporation headquartered in Springfield, VA. On January 13, 1999, the Company disseminated the press release filed with this Current Report on Form 8-K as Exhibit 99.3.

Pursuant to an agreement dated January 20, 1999, the Company terminated Jack M. Mazur as the President and Chief Executive Officer of the Company for cause. Prior to his termination and as previously reported by PHP, the Board of Directors of the Company had suspended Mr. Mazur from his employment with the Company as of November 25, 1998. Pursuant to the agreement between Mr. Mazur and the Company, Mr. Mazur has also agreed to resign as a director of the Company and has resigned each of the positions he holds as a director or officer of the subsidiaries and affiliates of the Company. Kenneth H. Weixel, whom has been the acting President and Chief Executive Officer of the Company, will continue to hold that position. On January 22, 1998, the Company also disseminated the press release filed with this Current Report on Form 8-K as
Exhibit 99.4.
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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits.  The following exhibits are furnished as part of this report:


     Exhibit                        Description
     -------                        -----------
       99.1                         Monthly Operating Report of PHP Healthcare
                                    Corporation as filed with the Office of the
                                    U.S. Trustee and the United States
                                    Bankruptcy Court for the District of
                                    Delaware on February 17, 1999.

      99.2                          Press Release, dated December 22, 1998,
                                    issued by PHP Healthcare Corporation

      99.3                          Press Release, dated January 13, 1999,
                                    issued by PHP Healthcare Corporation

      99.4                          Press Release, dated January 22, 1999,
                                    issued by PHP Healthcare Corporation

FORWARD LOOKING STATEMENTS

     This Report contains forward-looking statements. The words, "believe", "expect", and "anticipate" and similar expressions identify such forwarding-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, those risk factors described in the Company's Form 10-K under the caption "Business Risk Factors". Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PHP HEALTHCARE CORPORATION


                              By:   /s/ Kenneth H. Weixel
                                    ------------------------------------
                                    Name:  Kenneth H. Weixel
                                    Title: President and Chief Executive
                                            Officer

Dated:  March 4, 1999
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                                 EXHIBIT INDEX

     Exhibit                        Description
     -------                        -----------
       99.1                         Monthly Operating Report of PHP Healthcare
                                    Corporation as filed with the Office of the
                                    U.S. Trustee and the United States
                                    Bankruptcy Court for the District of
                                    Delaware on February 17, 1999.

      99.2                          Press Release, dated December 22, 1998,
                                    issued by PHP Healthcare Corporation

      99.3                          Press Release, dated January 13, 1999,
                                    issued by PHP Healthcare Corporation

      99.4                          Press Release, dated January 22, 1999,
                                    issued by PHP Healthcare Corporation